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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510
                                                                       811-3692




                         SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES,
                                 CLASS Y SHARES
                             DATED NOVEMBER 3, 2000



     The paragraph pertaining to the High Yield Portfolio of the Fund in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:


    HIGH YIELD PORTFOLIO -- Steven F. Esser, Robert E. Angevine, Gordon W. Loery and Deanna L. Loughnane have been the primary portfolio managers of the Portfolio since January 2001. Mr. Esser is a Managing Director of the Investment Manager as well as a Managing Director of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager. Mr. Angevine is a Principal of the Investment Manager as well as a Principal of MAS. Mr. Loery is a Principal of the Investment Manager as well as a Principal of MAS. Messrs. Esser, Angevine and Loery have been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Ms. Loughnane is a Principal of the Investment Manager as well as a Principal of MAS. Ms. Loughnane has been managing portfolios for MAS and investment advisory affiliates of MAS since 1997, prior to which time she was a Vice President and Senior Corporate Bond Analyst for Putnam Investments (1993-1997).



January 8, 2001